Exhibit 99.2
Table 1
HARRIS CORPORATION
First Quarter, Second Quarter and First Two Quarters of Fiscal 2011
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

			Two Quarters
	Quarter Ended		Ended
	October 1,	December 31,	December 31,
	2010	2010	2010
		(In millions)
Revenue
RF Communications	$566.5	$544.7	$1,111.2
Government Communications Systems	424.1	421.7	845.8
Integrated Network Solutions	441.6	495.9	937.5
Corporate eliminations	(26.8)	(23.8)	(50.6)

	$1,405.4	$1,438.5	$2,843.9

Income Before Income Taxes
Segment Operating Income
RF Communications	$228.5	$189.3	$417.8
Government Communications Systems	44.6	59.4	104.0
Integrated Network Solutions	26.6	20.5	47.1
Unallocated corporate expense	(25.7)	(22.0)	(47.7)
Corporate eliminations	(4.9)	(4.4)	(9.3)
Non-operating loss	(0.4)	(0.9)	(1.3)
Net interest expense	(17.2)	(20.0)	(37.2)

	$251.5	$221.9	$473.4

Table 2
HARRIS CORPORATION
Fiscal 2010
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	October 2,	January 1,	April 2,	July 2,	Total Fiscal
	2009	2010	2010	2010	2010
			(In millions)
Revenue
RF Communications	$423.7	$462.9	$550.7	$629.9	$2,067.2
Government Communications Systems	445.5	425.2	426.9	449.7	1,747.3
Integrated Network Solutions	353.2	351.5	375.8	404.6	1,485.1
Corporate eliminations	(19.4)	(21.9)	(23.9)	(28.3)	(93.5)

	$1,203.0	$1,217.7	$1,329.5	$1,455.9	$5,206.1

Income Before Income Taxes
Segment Operating Income (Loss)
RF Communications	$114.0	$168.6	$204.7	$220.1	$707.4
Government Communications Systems	51.7	57.0	58.4	60.3	227.4
Integrated Network Solutions	35.7	26.6	28.3	(5.3)	85.3
Unallocated corporate expense	(19.2)	(24.8)	(23.0)	(23.4)	(90.4)
Corporate eliminations	(3.4)	(4.0)	(3.9)	(5.6)	(16.9)
Non-operating loss	(0.2)	(0.3)	(0.5)	(0.9)	(1.9)
Net interest expense	(17.8)	(17.9)	(17.7)	(17.2)	(70.6)

	$160.8	$205.2	$246.3	$228.0	$840.3

Table 3
HARRIS CORPORATION
Fiscal 2009
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 26,	January 2,	April 3,	July 3,	Total Fiscal
	2008	2009	2009	2009	2009
			(In millions)
Revenue
RF Communications	$415.2	$438.2	$439.1	$468.1	$1,760.6
Government Communications Systems	415.8	543.2	440.5	464.7	1,864.2
Integrated Network Solutions	362.1	377.3	353.8	382.9	1,476.1
Corporate eliminations	(20.5)	(25.5)	(28.3)	(21.6)	(95.9)

	$1,172.6	$1,333.2	$1,205.1	$1,294.1	$5,005.0

Income (Loss) Before Income Taxes
Segment Operating Income (Loss)
RF Communications	$142.1	$144.1	$151.3	$134.0	$571.5
Government Communications Systems	41.1	62.8	47.0	48.3	199.2
Integrated Network Solutions	29.7	33.3	30.2	(226.8)	(133.6)
Unallocated corporate expense	(18.9)	(19.1)	(18.8)	(24.6)	(81.4)
Corporate eliminations	(2.9)	(5.0)	(6.3)	(3.5)	(17.7)
Non-operating income (loss)	(8.1)	(0.7)	6.6	(0.9)	(3.1)
Net interest expense	(11.4)	(12.9)	(11.9)	(13.4)	(49.6)

	$171.6	$202.5	$198.1	$(86.9)	$485.3

HARRIS CORPORATION
First Quarter, Second Quarter and First Two Quarters of Fiscal 2011; Fiscal 2010 and Fiscal 2009
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES AND
REGULATION G DISCLOSURE
To supplement Tables 1 through 3, presented in accordance with U.S. generally accepted accounting principles (GAAP), Tables 4 through 6 and the related notes set forth reclassified operating segment data and other financial information to reflect changes in Harris’ business and organizational structure, effective for the third quarter of fiscal 2011, as adjusted to exclude certain costs, charges, expenses and losses. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris’ business trends and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 4
HARRIS CORPORATION
First Quarter, Second Quarter and First Two Quarters of Fiscal 2011 - Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

			Two Quarters
	Quarter Ended		Ended
	October 1,	December 31,	December 31,
	2010	2010	2010
		(In millions)
Revenue
RF Communications	$566.5	$544.7	$1,111.2
Government Communications Systems	424.1	421.7	845.8
Integrated Network Solutions	441.6	495.9	937.5
Corporate eliminations	(26.8)	(23.8)	(50.6)

	$1,405.4	$1,438.5	$2,843.9

Income Before Income Taxes
Segment Operating Income
RF Communications	$228.5	$189.3	$417.8
Government Communications Systems	44.6	59.4	104.0
Integrated Network Solutions (A)	28.6	24.7	53.3
Unallocated corporate expense	(25.7)	(22.0)	(47.7)
Corporate eliminations	(4.9)	(4.4)	(9.3)
Non-operating loss	(0.4)	(0.9)	(1.3)
Net interest expense	(17.2)	(20.0)	(37.2)

	$253.5	$226.1	$479.6

Table 5
HARRIS CORPORATION
Fiscal 2010 - Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	October 2,	January 1,	April 2,	July 2,	Total Fiscal
	2009	2010	2010	2010	2010
			(In millions)
Revenue
RF Communications	$423.7	$462.9	$550.7	$629.9	$2,067.2
Government Communications Systems	445.5	425.2	426.9	449.7	1,747.3
Integrated Network Solutions	353.2	351.5	375.8	404.6	1,485.1
Corporate eliminations	(19.4)	(21.9)	(23.9)	(28.3)	(93.5)

	$1,203.0	$1,217.7	$1,329.5	$1,455.9	$5,206.1

Income Before Income Taxes
Segment Operating Income (Loss)
RF Communications (B)	$120.5	$171.3	$208.4	$226.5	$726.7
Government Communications Systems (C)	52.4	57.7	59.2	60.5	229.8
Integrated Network Solutions (D)	35.7	26.7	29.1	(1.8)	89.7
Unallocated corporate expense	(19.2)	(24.8)	(23.0)	(23.4)	(90.4)
Corporate eliminations	(3.4)	(4.0)	(3.9)	(5.6)	(16.9)
Non-operating loss	(0.2)	(0.3)	(0.5)	(0.9)	(1.9)
Net interest expense	(17.8)	(17.9)	(17.7)	(17.2)	(70.6)

	$168.0	$208.7	$251.6	$238.1	$866.4

Table 6
HARRIS CORPORATION
Fiscal 2009 - Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 26,	January 2,	April 3,	July 3,	Total Fiscal
	2008	2009	2009	2009	2009
			(In millions)
Revenue
RF Communications	$415.2	$438.2	$439.1	$468.1	$1,760.6
Government Communications Systems	415.8	543.2	440.5	464.7	1,864.2
Integrated Network Solutions	362.1	377.3	353.8	382.9	1,476.1
Corporate eliminations	(20.5)	(25.5)	(28.3)	(21.6)	(95.9)

	$1,172.6	$1,333.2	$1,205.1	$1,294.1	$5,005.0

Income Before Income Taxes
Segment Operating Income
RF Communications (E)	$142.1	$144.1	$151.3	$143.5	$581.0
Government Communications Systems (F)	41.1	62.8	47.0	48.9	199.8
Integrated Network Solutions (G)	29.7	33.3	30.2	28.7	121.9
Unallocated corporate expense	(18.9)	(19.1)	(18.8)	(24.6)	(81.4)
Corporate eliminations	(2.9)	(5.0)	(6.3)	(3.5)	(17.7)
Non-operating income (loss)	(8.1)	(0.7)	6.6	(0.9)	(3.1)
Net interest expense	(11.4)	(12.9)	(11.9)	(13.4)	(49.6)

	$171.6	$202.5	$198.1	$178.7	$750.9

HARRIS CORPORATION
First Quarter, Second Quarter and First Two Quarters of Fiscal 2011; Fiscal 2010 and Fiscal 2009
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Notes to tables 4 through 6:
Note A – Integrated Network Solutions segment non-GAAP operating income for the quarter ended October 1, 2010, the quarter ended December 31, 2010 and the two quarters ended December 31, 2010 excludes pre-tax charges related to integration and other costs associated with the acquisition of CapRock Communications (“CapRock”) ($2.0 million, $4.2 million and $6.2 million, respectively).
Note B – RF Communications segment non-GAAP operating income for the quarter ended October 2, 2009 excludes pre-tax charges related to integration and other costs and the impact of a step up in inventory associated with the acquisition of the Tyco Electronics Wireless Systems business (“Wireless Systems”) ($6.5 million). RF Communications segment non-GAAP operating income for the quarter ended January 1, 2010, the quarter ended April 2, 2010 and the quarter ended July 2, 2010 excludes pre-tax charges related to integration and other costs associated with the acquisition of Wireless Systems ($2.7 million, $3.7 million and $6.4 million, respectively). RF Communications segment non-GAAP operating income for total fiscal 2010 excludes pre-tax charges related to integration and other costs and the impact of a step up in inventory associated with the acquisition of Wireless Systems ($19.3 million).
Note C – Government Communications Systems segment non-GAAP operating income for the quarter ended October 2, 2009, the quarter ended January 1, 2010, the quarter ended April 2, 2010, the quarter ended July 2, 2010 and total fiscal 2010 excludes pre-tax charges related to integration and other costs associated with the acquisitions of Crucial Security, Inc. (“Crucial”) ($0.4 million, $0.4 million, $0.6 million, $0.1 million and $1.5 million, respectively) and the Air Traffic Control business unit of SolaCom Technologies Inc. (“SolaCom ATC”) ($0.3 million, $0.3 million, $0.2 million, $0.1 million and $0.9 million, respectively).
Note D – Integrated Network Solutions segment non-GAAP operating income for the quarter ended January 1, 2010 and the quarter ended April 2, 2010 excludes pre-tax charges related to integration and other costs associated with the acquisition of Patriot Technologies, LLC (“Patriot”) ($0.1 million and $0.8 million, respectively). Integrated Network Solutions segment non-GAAP operating loss for the quarter ended July 2, 2010 and non-GAAP operating income for total fiscal 2010 excludes pre-tax charges related to integration and other costs associated with the acquisitions of Patriot ($0.6 million and $1.5 million, respectively), SignaCert, Inc. ($0.3 million and $0.3 million, respectively) and CapRock ($2.6 million and $2.6 million, respectively).
Note E – RF Communications segment non-GAAP operating income for the quarter ended July 3, 2009 and total fiscal 2009 excludes pre-tax charges related to the impact of a step up in inventory, integration and other costs and a write-off of in-process research and development associated with the acquisition of Wireless Systems ($9.5 million and $9.5 million, respectively).
Note F – Government Communications Systems segment non-GAAP operating income for the quarter ended July 3, 2009 and total fiscal 2009 excludes pre-tax charges related to integration and other costs associated with the acquisition of Crucial ($0.6 million and $0.6 million, respectively).
Note G – Integrated Network Solutions segment non-GAAP operating income for the quarter ended July 3, 2009 and total fiscal 2009 excludes pre-tax charges related to impairment of goodwill and other long-lived assets associated with previous acquisitions in the Broadcast Communications business ($255.5 million and $255.5 million, respectively).